Exhibit 99.2
                                                                    ------------


                  IN THE UNITED STATES COURT OF FEDERAL CLAIMS

BANK UNITED OF TEXAS FSB et al.,        ss.
                                        ss.
                   Plaintiffs,          ss.
                                        ss.
              v.                        ss.      No. 95-473 C
                                        ss.      (Judge James T. Turner)
UNITED STATES OF AMERICA,               ss.
                                        ss.
                   Defendant.           ss.



                                NOTICE OF APPEAL
                                ----------------



    Notice is hereby given that defendant, the United States, appeals to the United States Court of Appeals for the Federal Circuit the final judgment in this case, including: (1) the published decision in No. 95-473C, entered on March 19, 1999; (2) the published order in No. 95-473C denying modification of the March 19, 1999 published decision, entered on July 2, 1999; and (3) the published decision in No. 95-473C, entered on October 29, 2001.


                                            Respectfully submitted,


                                            STUART R. SCHIFFER
                                            Deputy Assistant Attorney General


                                            DAVID M. COHEN
                                            Director


                                            JEANNE E. DAVIDSON
                                            Deputy Director

OF COUNSEL                                  JOHN HOFFMAN
COLLEEN CONRY                               Trial Attorney
LUKE LEVASSEUR                              Commercial Litigation Branch
JEROME MADDEN                               Civil Division
MARC SACKS                                  Department of Justice
Trial Attorneys                             ATTN:  Classification Unit
Commercial Litigation Branch                Eighth Floor
Civil Division                              Washington, D.C. 20530
                                            Telephone:  (202) 514-7300
                                            Fax: (202) 307-0972

June 26, 2002                               Attorneys for Defendant

                             CERTIFICATE OF SERVICE
                             ----------------------



    I hereby certify under penalty of perjury that on this 26th day of June 2002, I caused to be served by facsimile and U.S. mail (first-class, postage prepaid) copies of Defendant's "Notice of Appeal" upon counsel for plaintiffs at the following address:

                           Walter B. Stuart, IV, Esq.
                             Vinson & Elkins L.L.P.
                             1001 Fannin, Suite 2300
                            Houston, Texas 77002-6760

                              John D. Taurman, Esq.
                             Vinson & Elkins L.L.P.
                           The Willard Office Building
                          1455 Pennsylvania Avenue, NW
                            Washington, DC 20004-1008





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